PURCHASE AGREEMENT CLANCY CORP.

This Agreement dated this 2th day of September, 2016 between HODM PROFESSIONALS LIMITED, whose address is Rm. 610, South Tower, Huasheng Building, No. 102, Xianlie Middle Road, Yuexiu Dist., Guangzhou, Guangdong, China (Mainland), 510500, hereinafter (the “Seller”) and Clancy Corp., a Nevada corporation, whose address is 5348 Vegas Drive, Las Vegas, NV 89108, hereinafter (the “Buyer”) for the purposes herein stated.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties agree as follows:

1.      AGREEMENT:  The “Seller” hereby sells, conveys and transfers to the “Buyer” all rights, title and unto the machines, equipment, hereinafter referred to collectively as equipment, described in the attached as Schedule 1.

2.      “AS IS” CONDITION OF EQUIPMENT:  The “Seller” makes no warranties unto the “Buyer” for the sale of the equipment and all equipment described herein is sold in its “as is” condition.

3.      DELIVERY AND ACCEPTANCE: The equipment will be deemed received by the “Buyer” when delivered to the “Buyer” at office whose address is Vizantiou 28, Strovolos, Lefkosia, Cyprus, 2006. The method of shipment will be door-to-door shipment, from the warehouse of the “Seller” to the place of delivery of the “Buyer”, specified as CPT (Carriage paid to) in accordance to Incoterms (International Commercial Terms 2010, CC. Retrieved March 14, 2014).

Upon acceptance by the “Buyer” of the equipment, which acceptance shall be identified by the “Seller” taking possession of the equipment, such acceptance shall acknowledge that the equipment is in good order and condition and that the “Buyer” is satisfied with same and that the “Seller” has made no representation or warranty, expressed or implied, with respect to such item of equipment.  All equipment is sold in an “as is” condition.

4.      PURCHASE PAYMENTS: The “Buyer” will pay to the “Seller” the sum in USD currency, which will be specified in the invoice to each order of the equipment by the “Buyer”. The “Buyer” has the right to pay owned amount to the “Seller” in parts. The prices for the first order specified in the attached Schedule I.

The “Buyer” will make payment by wire transfer for the equipment at the time when the equipment is received by the “Buyer” or, in the alternative, when any document of title or registrable Bill of Sale of the equipment, bearing any necessary endorsement, is tendered to the “Buyer”.

5.      MAINTENANCE AND REPAIR:  All maintenance and repair costs to the equipment shall be paid by the “Buyer” is hereby relieved from any responsibility to maintain or repair said equipment, all said equipment being sold in an “as is” condition.

6.      FORCE MAJEURE: The “Seller” may, without liability, delay performance or cancel this Agreement on account of force majeure events or other circumstances beyond its control, including, but not limited to, strikes, acts of God, political unrest, terrorism, embargo, failure of source of supply, or casualty.

7.      MISCELLANEOUS: This Agreement contains the entire agreement between the Parties and supersedes and replaces all such prior agreements with respect to matters expressly set forth herein. No modification shall be made to this Agreement except in writing and signed by the both Parties. This Agreement shall be binding upon the Parties and their respective heirs, executors, administrators, successors, assigns and personal representatives.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

The “Seller”:

/s/ Sun Lumin

Signature

Sun Lumin

HODM PROFESSIONALS LIMITED

(Initials of the authorized person)

The “Buyer”:

/s/ Iryna Kologrym

Signature

Iryna Kologrym

Clancy Corp.

(Initials of the authorized person)

Schedule 1

Equipment List

Description	Quantity	Price per unit, USD	Amount, USD
Soap making machine	1	300.00	300.00
Soap Cutting machine	1	500.00	500.00
Bucket 120l	5	7.00	35.00
Bucket 8l	10	4.00	40.00
Scales	2	50.00	100.00
Mold cube	6	1.50	9.00
Mold round	5	1.60	8.00
Mold hearts	5	1.60	8.00
Mold round with flat top	5	1.00	5.00
Mold flowers	5	1.20	6.00
Oil, kg	10	10.00	100.00
Lye, kg	500	0.34	170.00
Color, kg	15	25.00	375.00
Soap base, kg	25	6.00	150.00
Decoration items for soap, set/kg	5	3.00	15.00
Wrapping materials, roll 100*0.5m	3	15.00	45.00
All shipping cost	-	-	134.00
Total		2,000.00

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